EX-35.5
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


HSI Asset Securitization Corporation
452 Fifth Avenue
10th Floor
Attn: Head MBS Principal Finance
New York, NY 10018

RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer and/or Securities Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.

March 1, 2008
/s/ John Lingenfelter
JOHN LINGENFELTER
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

1 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2007-WF1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for HIS Asset Loan Obligation Trust Mortgage
  Pass Through Certificates, Series 2007-AR2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

3 Pooling and Servicing Agreement for HSI Asset Loan Obligation Trust Mortgage
  Pass Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Pooling and Servicing Agreement for First Franklin Mortgage Loan Trust
  2006-FFB, Mortgage Pass-Through Certificates, Series 2006-FF9, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2006-WMC1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2006-OPT4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2006-OPT1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2006-OPT3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Pooling and Servicing Agreement for HSI Asset Securitization Corporation Trust
  Mortgage Pass-Through Certificates, Series 2006-OPT2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for HSI Asset Securitization Corporation
   Trust Mortgage Pass-Through Certificates, Series 2006-HE1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for HSI Asset Securitization Corporation
   Trust Mortgage Pass-Through Certificates, Series 2007-HE1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


12 Pooling and Servicing Agreement for HSI Asset Securitization Corporation
   Trust Mortgage Pass-Through Certificates, Series 2006-NC1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for First Franklin Mortgage Loan Trust
   2006-FFB, Mortgage Pass-Through Certificates, Series 2006-FF11, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for First Franklin Mortgage Loan Trust
   2006-FFB, Mortgage Pass-Through Certificates, Series 2006-FF1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for HSI Asset Securitization Corporation
   Trust Mortgage Pass-Through Certificates, Series 2007-NC1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable